Exhibit 10.3

FORM OF LICENSING AGREEMENT

This Agreement (“Agreement”) is entered into as of [   ]

BETWEEN

[   ] (Company No: [   ]), a company incorporated in Malaysia with its registered address at [   ] (“the Licensor”) of the one part;

AND

[   ] (Company No: [   ]), a company incorporated under the laws of Malaysia and having its place of business at below (“the Licensee”) of the other part

1st Outlet: [   ]

2nd Outlet: [   ]

WHEREAS:

1.	The Licensor is the registered legal and beneficial owner of the Proprietary Marks and is engaged in the business of selling food and beverages using, amongst others, the Products and trading under the [ ] trademarks (“Business”).

2.	The Licensor is the proprietor of Intellectual Property including the [ ] trademarks, Confidential Information and other business identifiers, slogans and related logos.

3.	The Licensee acknowledges the importance of the standard of Products used in the Business to the reputation and goodwill of Business and the Licensee hereby agrees to obtain the Products from the Licensor and/or its Authorized Suppliers in the operation of the Business.

4.	The Licensor and the Licensee hereby agree to enter into this Agreement to regulate their relationship in accordance with the terms and conditions hereinafter set forth.

1. Grant of License:

1.1 Licensor hereby grants to Licensee a non-exclusive, non-transferable license to use the Intellectual Property for the purposes of carrying out and operating the Business in the Outlet within the Territory in accordance with the terms of this Agreement.

1.2 The Licensee shall not operate the Business establishment at any other location other than the Premises and shall not relocate without the Licensor’s prior written approval.

2. Fees and Payments:

2.1 In consideration of the grant of the License in accordance with the terms and conditions of this Agreement, the Licensee hereby agrees and undertakes to pay the Licensor the following:

a.	Royalty Fee:

●	[ ] % of Gross Monthly Revenue (during the Term)

b.	Admin Fee:

●	[ ] per month

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●	Licensor have right to review and revise the Admin Fee Charges from time to time

●	Admin Fee is for the costs of handling and bookkeeping for Licensee’s Business Account

c.	Other Charges:

●	Licensor shall bill to Licensee for the Costs or Expenses that associated with Business for Licensee’s particular outlet as at when there is

2.2 All payments due to the Licensor form the Licensee shall be made within 7 days after the invoice provide by Licensor. And payment shall be made in Ringgit Malaysia (MYR) and at the Licensor’s option, be paid by cheque or bank draft or by electronic funds transfer directly into a bank account designated by the Licensor.

3. Accounting and Records:

All parties shall keep accurate and complete records pertaining to the calculation and payment of royalties hereunder. Due to Licensor handling for the account, Licensee have right to inspect and audit such records upon reasonable notice to Licensor.

4. Term and Termination:

This Agreement shall commence on the effective date and shall continue for a period of at least 3 years, unless earlier terminated at any time by the mutual agreement of the Parties.

5. Renewal:

This Agreement shall auto renew after 3 years from the commencement date unless reqeust change of term and condition of the agreeemnt or request discontiune operated Business by the mutual agreement of the Parties.

6. Governing Law and Jurisdiction:

This Agreement shall be governed by and construed in accordance with the laws of Malaysia and the Parties agree to submit to the non-exclusive jurisdiction of the courts of Malaysia.

7. Entire Agreement:

This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, discussions, representations, and understandings, whether written or oral.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE LICENSOR

SIGNED by, for and on behalf of,	)
[ ]	)
Company No: [ ]	)
Authorized Signature
Name: [ ]
NRIC No: [ ]

Witness
Name: [ ]
NRIC No: [ ]

THE LICENSEE

SIGNED by, for and on behalf of,	)
[ ]	)
Company No: [ ]	)
Authorized Signature
Name: [ ]
NRIC No: [ ]

Witness
Name: [ ]
NRIC No: [ ]

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